Basic and diluted net earnings per share	6 Months Ended
Jun. 30, 2021
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share	Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted-average number of common shares, additional shares issued subsequent to quarter-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the period and, if dilutive, potential incremental common shares related to the convertible debentures or resulting from the application of the treasury stock method to outstanding share options and Green Equity Units (note 7(a)).
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	Three months ended June 30		Six months ended June 30
	2021	2020	2021	2020
Net earnings attributable to shareholders of AQN	$103,222	$286,219	$117,169	$222,422
Series A preferred shares dividend	1,249	1,107	2,464	2,282
Series D preferred shares dividend	1,027	910	2,026	1,875
Net earnings attributable to common shareholders of AQN – basic and diluted	$100,946	$284,202	$112,679	$218,265
Weighted average number of shares
Basic	614,013,963	529,440,246	606,876,299	527,634,250
Effect of dilutive securities	5,982,644	4,812,876	5,813,565	4,920,714
Diluted	619,996,607	534,253,122	612,689,864	532,554,964
The shares potentially issuable for the three and six months ended June 30, 2021, as a result of 488,621 and 437,006 securities, respectively (2020 - 948,347 and 948,347, respectively) are excluded from this calculation as they are anti-dilutive.